                                                                 Exhibit 10.37.2

                               AMENDMENT No. 1 TO

                              FIXED PRICE CONTRACT

                                    BETWEEN

                              PANAMSAT CORPORATION

                                      AND

                    HUGHES SPACE AND COMMUNICATIONS COMPANY

                                      FOR

                                GALAXY XI HS702

                SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

          AMENDMENT No. 1 TO FIXED PRICE CONTRACT FOR GALAXY XI HS702
                SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

This AMENDMENT No. 1 (the "Amendment"), entered into as of November __, 1998, by and between PanAmSat Corporation (as assignee of Hughes Communications Galaxy, Inc.), a Delaware corporation ("Buyer"), having a principal place of business at One Pickwick Plaza, Suite 270, Greenwich, Connecticut 06830, and Hughes Space and Communications Company, a Delaware corporation ("Contractor"), having a principal place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245, amends that certain Fixed Price Contract For Galaxy XI HS702 Spacecraft, Related Services And Documentation dated as of May 7, 1997 (Contract No. 96-HCG-002) (the "Agreement").

                                R E C I T A L S

     WHEREAS, Buyer (as assignee of Hughes Communications Galaxy, Inc.) and Contractor are party to the Agreement, providing for Buyer to purchase and Contractor to provide the Galaxy XI Spacecraft, Documentation, and Related Services as therein specified;

     WHEREAS, the Parties now desire to amend the Agreement;

                               A G R E E M E N T

     NOW, THEREFORE, the Parties hereby agree to amend and restate Amendment as follows:


1.  All references in the Agreement to "HCG" are hereby amended to read "Buyer".


2. Exhibit A, entitled "Galaxy XI Statement of Work," and Exhibit B, entitled "Galaxy XI Spacecraft Specification," are hereby amended and restated in their entirety in the forms attached to this Amendment.


3. ARTICLE 1. EXHIBITS AND INCORPORATIONS, Paragraphs 1.1, 1.2 and 1.3 are hereby amended and restated in their entirety to read as follows:

     "1.1    Exhibit A - Galaxy XI Statement of Work - executed on October 30,
             1998.

     1.2 Exhibit B - Galaxy XI Spacecraft Specification - executed on November, 1998."

4.    ARTICLE 4.  DELIVERABLES AND SCHEDULE is hereby amended as follows:

     (a) Section 4.1.  The Table in Section 4.1 is replaced in its entirety with
         -----------
     the following:


                              Date of Shipment,     Integration Delivery
                              Delivery or           Location and
Deliverable(s)                Performance           Performance Place


1. One Spacecraft            March 31, 19991        - Shipment from
   (the "Spacecraft")        ("Shipment Date")          Contractor's Facility
                                                    - Delivery to Launch Site


2. Launch Support,           In Accordance with     - Launch Site
   Mission Operations and    Exhibit A              - Fillmore, California
   In-Orbit Testing                                 - Castle Rock, Colorado
   (the "Related Services")                         - El Segundo, California

3. Documentation             In Accordance with     1500 Hughes Way, Pod B
   (the "Documentation")     Exhibit A              Long Beach, California

          /1/ Contractor represents and warrants that shipment from Contractor's facility will support a launch of the Spacecraft thirty
          (30) days after the Shipment Date. [****************
          ***************************************************************]

     (b) Section 4.2.  Section 4.2 (including all subsections thereof) is hereby
         -----------
     deleted in its entirety and indicated as "[Reserved]."


5.          ARTICLE 5.     PRICE is hereby amended as follows:
            -----------    -----

     (a) Section 5.1.  Section 5.1 is hereby amended by replacing [************
         -----------
     **************************************] with [*********************
     **********************************************]

     (b)    Section 5.3.  The third-to-last sentence in Section 5.3 is hereby
            ------------
     amended to read in its entirety as follows, and an additional sentence is hereby inserted:

          "Thereafter, the Contract Price shall mean [********************** ***************************************] Buyer and Contractor agree that such a delay has occurred, and that Buyer is therefore excused from paying such [***********************] amount."

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

6.   ARTICLE 6.  PAYMENTS is hereby amended as follows:
     ----------  --------

(a) Section 6.3. Table 6.3 is hereby amended to read as follows beginning after the [**********] payment:

     [*********************]          [***]                       [*****]
     [******]                         [***]                       [*****]
     [******]                         [***]                       [*****]
     [******]                         [***]                       [*****]
     [******]                         [***]                       [*****]
     [******]                         [***]                       [*****]
     [******]                         [***]                       [*****]
     [*************
     *****************]               [***]                       [*****]
     [*********************
     **********************]          [***]                       [*****]
     [********************
     ********************
     ******************
     *****************]               [***]                       [*****]
     [****************
     *****************]               [***]                       [*****]

     1 [***********************************************************************
     ******************]

     2 [***********************************************************************
     ***************************************************************************
     ******
     ***************************************************************************
     ******]

     (b) Section 6.4  Payment Schedule Revision.  Section 6.4 is hereby amended
         --------------------------------------
     and restated in its entirety to read as follows:

     "The payment plan established in Paragraph 6.3 above is based upon a Launch
          Slot between May 1, 1999 and May 31, 1999. If the Launch Date established in accordance with Article 7, Paragraph 7.1.2 is later than May 31, 1999, the payment plan in Paragraph 6.3 of this Article shall be revised by mutual agreement of the Parties to reflect the established Launch Date."

     (c) Section 6.6.  The address for submission of invoices to Buyer in
         -----------
     Section 6.6.1 is hereby amended and restated to read in its entirety as follows:

          "PanAmSat Corporation
          One Pickwick Plaza
          Greenwich, CT 06830
[***] Filed separately with the Commission pursuant to a request for confidential treatment.

          Attention:  Robert Bednarek, Senior Vice President and
                         Chief Technology Officer

             cc:  James Frownfelter, Vice President -- Space Systems
                   Stephen G. Salem, Senior Counsel (by fax to 310-525-5800)"


7.   ARTICLE 7.  SPACECRAFT LAUNCH DATE is hereby amended as follows:
     ----------------------------------

(a)  Section 7.1.  Section 7.1 is hereby amended and restated to read in its
     -----------
     entirety as follows:

          "This Contract is written on the basis that the Spacecraft supplied hereunder will be launched on an Ariane 4 or 5 launch vehicle within the Launch Slot set forth below and within which a Launch Date and Launch Window shall be established in accordance with Paragraphs 7.1.2 and 7.1.3 below:

       Spacecraft    Launch Vehicle       Launch Slot
       ----------    --------------       -----------
       Galaxy XI    Ariane  4 or 5      May 1, 1999 through May 31, 1999

     (b)  Section 7.1.1.  Section 7.1.1 is hereby amended and restated to read
          -------------
     in its entirety as follows:

                   "Launch Slot Definition.  A thirty (30) day period of time
                    ----------------------
          during which the Launch will occur. The initial Launch Slot shall be as specified in Paragraph 7.1.1."

8.   ARTICLE 9.  INSPECTION AND ACCEPTANCE is hereby amended as follows:
     -------------------------------------

               (a) Section 9.5. A new Section 9.5 is hereby added to read in its
                   -----------
     entirety as follows:

     "9.5  Until there has been a launch of the Spacecraft that does not result in a Total Failure, Total Constructive Failure or Partial Failure, (as defined in the applicable launch insurance contract) prior to the completion of the Related Services, Contractor shall [*****************************
          *********************************************] and shall
          [***********************************************************
          ************]   The Parties agree that the foregoing shall not apply
          to the following [**************************************************
          ********************************************************************
          ***************]

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

9.   ARTICLE 26.   NOTICES AND AUTHORIZED COMPANY REPRESENTATIVES  is hereby
     ------------------------------------------------------------
     amended as follows:

     (a) The information for Buyer is hereby deleted and replaced with the following:

               "1.  PanAmSat Corporation
                    One Pickwick Plaza
                    Greenwich, Connecticut 06830

               Attention:     Robert Bednarek, Vice President and
                                   Chief Technology Officer
                    cc:       James Frownfelter
                              Vice President - Space Systems

               and

          cc:  Stephen G. Salem
               Catherine Sanchez
               PanAmSat Corporation
                              1500 Hughes Way
                              Long Beach, California  90810

              Authorized Representative(s):   Frederick Landman,
                                  President and Chief Executive Officer

                                Robert Bednarek
                                  Senior Vice President and
                                  Chief Technology Officer

                                James Frownfelter
                                  Vice President - Space Systems"

     (b) The information for Contractor is hereby amended by adding "Dr. William L. Ballhaus, Assistant Program Manager" to the list of individuals to whom a copy of notices should be sent, and by adding "Michael S. Hersman, Customer Executive" as an Authorized Representative of Contractor.

10.  ARTICLE 33.   ASSIGNMENT  is hereby amended by amending the second sentence
     ------------------------
     of Paragraph 33.1 to read as follows:

     "In addition, notwithstanding anything in this Article 33 to the contrary, the consent of Contractor shall not be required for, and Paragraph 33.2 shall not apply to any assignment by Buyer of its rights, duties and/or obligations hereunder as security for any indebtedness of Buyer or its subsidiaries or affiliates."

11.  ARTICLE 36.   LIQUIDATED DAMAGES FOR LATE SHIPMENT
     --------------------------------------------------

     A new Article 36, entitled "Liquidated Damages for Late Shipment" is hereby added to read in its entirety as follows:

          "36.1 In the event that the shipment of the Spacecraft is delayed due to the fault of Contractor and not shipped on or before the Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties), Contractor shall pay to Buyer liquidated damages equal to [*************************************]
          for the [**********] of delay. In the event of any delay of a partial month, the amount specified in the preceding sentence shall be pro rated on a day-for-day manner based upon the number of days in such month.

          36.2 Contractor shall pay to Buyer the liquidated damages owed pursuant to Paragraph 36.1 within thirty (30) days of invoice from Buyer.

          36.3 The Parties understand and agree that the liquidated damages provided under this Article 36 shall be in lieu of all other remedies of any kind except for Buyer's rights and remedies under Article 11. The reduction in Contract Price shall constitute liquidated damages for such late shipment and shall not constitute a penalty. The Parties acknowledge and agree that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

          36.4 The maximum reduction in Contract Price under this Article 36 may equal but shall not exceed [********************************
          *********]"

12. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect. This Amendment may be signed in one or more counterparts, each of which shall constitute an original and together which shall constitute one and the same instrument.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

IN WITNESS WHEREOF, Buyer and Contractor have executed this Amendment to become effective upon the 30th day of November, 1998.


HUGHES SPACE & COMMUNICATIONS COMPANY
-------------------------------------


SIGNATURE:   /s/ Michael S. Hersman
             ----------------------

NAME:  Michael S. Hersman
       ---------------------------------

TITLE: PanAmSat Customer Executive
       ---------------------------

DATE:  December 1, 1998
       ------------------------------

PANAMSAT CORPORATION
--------------------


SIGNATURE: /s/ Robert A. Bednarek
           ----------------------

NAME:  Robert A. Bednarek
       ---------------------------------

          Senior Vice President and
TITLE:    Chief Technology Officer
          ------------------------

DATE:  December 3, 1998
       ------------------------------


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